SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)               February 10, 2004
--------------------------------------------------------------------------------


                                COMPUPRINT, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        North Carolina                          333-90272                               56-1940918
(State or other jurisdiction              (Commission File number)       (IRS Employer Identification No.)
of  incorporation or organization)


          2457 Industrial Park Road, Lincolntown, North Carolina 28092
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 732-4554
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              ----------------------------------------------------
                  (Former Address If Changed since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Rogoff & Co., P.C. was the independent certifying accountant for CompuPrint, Inc. (the "Company") for the fiscal years ended December 31, 2001 and 2002.

         On February 10, 2004, Rogoff & Co., P.C. declined to stand for reappointment as the Company's certifying accountant. Subsequently we engaged Sherb & Co., LLP, 805 Third Avenue, New York, NY 10022 as our certifying accountant for the fiscal year ending December 31, 2003. The appointment of Sherb & Co., LLP was approved by our board of directors.

         The reports of Rogoff & Co., P.C. on the Company's financial statements for the fiscal years ended December 31, 2001 and 2002, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with the audits of the fiscal years ended December 31, 2001 and 2002 and during the subsequent interim period preceding its declination, there were no disagreements between the Company and Rogoff & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Rogoff & Co., P.C. to make reference to the subject matter of the disagreement in connection with its reports.

         In connection with the audits of the fiscal years ended December 31, 2001 and 2002, and during the subsequent interim period preceding its dismissal, Rogoff & Co., P.C. did not advise the Company that:

         (A) internal controls necessary for the Company to develop reliable financial statements did not exist;

         (B) information had come to its attention that led it to no longer to be able to rely on the Company's management's representations or made it unwilling to be associated with the financial statements prepared by management;

         (C) there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.

         Prior to engaging Sherb & Co., LLP, we did not consult with it regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         16.  Letter on Change in Certifying Accountant

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     COMPUPRINT, INC.
                                       (Registrant)


Date: February 12, 2004              By: /s/ David R. Allison
                                         ---------------------------------------
                                         David  R. Allison
                                         President (Principal Executive Officer)